COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017




    COHEN & STEERS
-----------------------
TOTAL RETURN REALTY FUND




-----------------------
    QUARTERLY REPORT
   SEPTEMBER 30, 2000






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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

October 20, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund for the quarter and nine months ended September 30, 2000. The net asset value per share at that date was $12.27. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund total return, based on income and change in net asset value, was 8.3%. This performance compares to the NAREIT Equity REIT Index* total return of 7.7%. For the nine months ended September 30, 2000 the total return was 22.8%. The NAREIT Equity REIT Index total return was 21.8%.

    It was another extraordinary quarter in what has been an extraordinary year for the REIT industry. For the first time in many years REITs are outperforming nearly every market average by an extremely wide margin. We believe that the major reason for this is that whereas earnings disappointments have become routine in most areas of corporate America, including the technology sector, REIT earnings, with very few exceptions, have comfortably exceeded expectations. We believe these results, which are derived from in-place tenants and rents, bode well for earnings over the next several quarters and this has encouraged the entire analyst community to raise estimates of earnings growth rates and net asset values for most companies. Understandably, this has been a strong catalyst for rising share prices.

    We are pleased with our substantial out-performance in the third quarter, as well as our outperformance year-to-date. This was primarily the result of our heavy weighting in the Office and Industrial sectors, which continue to enjoy the strong fundamentals and high earnings growth. This is particularly true of companies with properties in major central business districts where, with vacancy rates at all-time low levels (6.7%, down from 8.9% a year ago) and little new supply on the horizon, there are shortages of space in some markets and rents are soaring. Also contributing to our recent results was our position in the quarter's best performing sector, Health Care, which was up 22%. At long last, positive changes in the regulatory environment and the resolution of the fate of many weak operators precipitated greater investor optimism. In the case of the health care REITs that we own, it became apparent to the investment community that their dividends were secure, and this enabled the stocks to return to more rational valuations.

    One of the more puzzling aspects of this year's REIT rally is that it has taken place rather quietly and with only modest inflows into real estate mutual funds. Net inflows this year have been barely $500 million. While mutual fund flows are not necessarily related to stock price movement, as evidenced by this year's performance, it is a valuable indicator of investor psychology. It appears to us that investors at large either disbelieve the sustainability of this rally or remain highly distracted with the action of the more volatile sectors of the market. In addition, it is quite possible that after the two year bear market of 1998-99, investor confidence in the sector simply has not yet been restored.

    In the quarter, a further shrinkage in the REIT universe took place. Urban Shopping Centers, Burnham Pacific and First Washington Real Estate proposed to liquidate or go private, while Grove Property Trust and



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Western Properties Trust agreed to be acquired by larger REITs. In addition, a good number of REIT stock buyback programs continued, albeit at a decelerated pace. Meanwhile, equity issuance in the quarter was minimal, with only about $100 million in common stock being publicly offered. In short, by the end of the third quarter, the supply/demand picture for REIT shares remained quite positive.

INVESTMENT OUTLOOK

    The fourth quarter has started with a great deal of financial market turbulence and it appears that a host of uncertainties with respect to a possible economic slowdown, politics and the national election, energy prices, Mid-East peace, Fed policy and worldwide currency turmoil -- not to mention a bona fide bear market in the NASDAQ market -- appear to have shaken investor confidence.

    In the final analysis, it is how the resolution of these issues affects the future course of the economy that will determine the health of real estate markets and, in turn, what will be the appropriate investment strategy. It appears to us that the two scenarios that are most likely are: 1) a slowing, but still positive, rate of economic growth (a 'soft landing'), or 2) an outright recession whereby the economy suffers an actual decline. From our perspective, either scenario leads us to very similar and straightforward investment strategies. For example, in either economic environment it is logical to expect that rent growth and absorption of space will slow. In some markets, there will actually be rent declines and increases in vacancy rates. Those property sectors that are most sensitive to short-term swings in the economy will likely suffer some difficulty.

    Nevertheless, at this stage of the economic cycle the current strong health of the real estate markets is a noteworthy anomaly that must be appreciated. In periods immediately prior to nearly every economic slowdown in the past, real estate markets have tended to be substantially overbuilt, with vacancy rates running at historically high levels, only to go even higher when economic activity actually slows. Today, in contrast, vacancy rates are hovering at historically low levels in nearly every property type and geographic region. Ironically, whereas in prior cycles real estate was a victim of the slowing economy, in this cycle shortages of space and soaring rents may actually be impairing the growth of the economy by either imposing limits on, or increasing the cost of, business expansion. As a result, while a slowdown in economic growth would clearly not be positive for real estate fundamentals, it may not be as negative as it has in the past. In fact, compared to other sectors of the economy, real estate may actually fare quite well and continue to register above average profit growth.

    Other effects of an economic slowdown could actually be positive for REITs. We would expect to see the cancellation or postponement of most real estate development activity that can no longer be justified. Yield spreads between government and corporate debt securities are rising, and this is increasing the yield on commercial mortgage securities as well. A higher cost of borrowing further discourages new development by raising required returns. A restrained development situation should bode well for reduced downward pressure on occupancies and rents. This is particularly the case in the Office sector where there is the further protection of long lease terms. Notwithstanding the bankruptcy of many 'new economy' companies, mainstream class A office users rarely, if ever, default on their leases. For this reason, we are continuing to overweight this sector. Similarly, apartment markets in which there are barriers to entry, such as in the Northeast, remain our favorites due to our expectations for continued strong demand for rental housing under almost any foreseeable economic conditions. The same holds true for our holdings in the Health Care sector. Finally, as we have emphasized for some time, dividend


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

yield -- the hallmark of REIT investing, since REITs must pay out nearly all of their earnings as dividends -- is likely to become more desirable as investors' overall return expectations diminish. Since an economic slowdown should eventually precipitate strength in the bond market, the resulting lower interest rate environment may bring increased attention to the merits of diversification and the role that REITs can play in a portfolio.

    On the negative side of the ledger, the Retail sector may still present some investment risk due its economic sensitivity. While we are under-weighted in the Retail sector we are paying strict attention to valuations, and are ready to increase our holdings at prices that would appear to discount investors' worst expectations. One of our overriding concerns, irrespective of property type or regional orientation, is financial liquidity. It would be natural to expect a contraction in credit to occur, at least in the early stages of a slowdown, and certainly for riskier borrowers. Real estate continues to be viewed as a higher risk proposition, and those companies that have near-term maturities of debt, or have reached their limits on new borrowing, are likely to be highly disadvantaged in a more challenging economic climate. Thus, maintenance of strict discipline and thorough risk analysis remain paramount in our investment process.

    We believe that the performance of REITs this year has been a major step towards the restoration of investor confidence in them. It will still be a slow process, however, made all the more difficult by the challenges of a less robust economic environment. We have long argued that the most important byproduct of the securitization of real estate would be significantly less volatility in real estate fundamentals and the real estate cycle. Notwithstanding the volatility of REIT share prices, this has so far been the case. An economic slowdown, should it occur, would certainly present an important test of this belief. Nonetheless, if REITs continue to display resilience both from an earnings and stock price standpoint, as we believe they can, returns should continue to be rewarding.

Sincerely,

                     MARTIN COHEN                   ROBERT H. STEERS

                     MARTIN COHEN                   ROBERT H. STEERS
                     President                      Chairman

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    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for weekly NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3




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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                    NUMBER
                                                                  OF SHARES       VALUE
                                                                  ----------   -----------
EQUITIES                                                96.03%
  COMMON STOCK                                          83.64%
    APARTMENT/RESIDENTIAL                               15.56%
         Apartment Investment & Management Co. -- Class A......       35,700   $ 1,644,431
         Camden Property Trust.................................       72,400     2,244,400
         Colonial Properties Trust.............................       64,100     1,646,569
         Gables Residential Trust..............................       59,900     1,628,531
         Home Properties of New York...........................       66,100     1,974,738
         Summit Properties.....................................       87,500     2,105,469
         United Dominion Realty Trust..........................      264,600     2,877,525
                                                                               -----------
                                                                                14,121,663
                                                                               -----------
    HEALTH CARE                                         12.68%
         Health Care Property Investors........................      133,800     3,963,825
         Healthcare Realty Trust...............................      122,100     2,579,363
         Nationwide Health Properties..........................      240,900     3,839,344
         Ventas................................................      225,000     1,125,000
                                                                               -----------
                                                                                11,507,532
                                                                               -----------
    HOTEL                                                8.00%
         FelCor Lodging Trust..................................       91,500     2,115,938
         Host Marriott Corp. ..................................      143,800     1,617,750
         MeriStar Hospitality Corp. ...........................      174,200     3,527,550
                                                                               -----------
                                                                                 7,261,238
                                                                               -----------
    INDUSTRIAL                                           4.57%
         First Industrial Realty Trust.........................       86,400     2,656,800
         Pacific Gulf Properties...............................       55,700     1,489,975
                                                                               -----------
                                                                                 4,146,775
                                                                               -----------
    OFFICE                                              20.86%
         Arden Realty Group....................................      131,400     3,523,163
         Brandywine Realty Trust...............................      196,100     3,971,025
         CarrAmerica Realty Corp. .............................       14,900       450,725
         Crescent Real Estate Equities Co. ....................      167,200     3,730,650
         Highwoods Properties..................................      148,200     3,501,225
         Mack-Cali Realty Corp. ...............................      133,400     3,760,212
                                                                               -----------
                                                                                18,937,000
                                                                               -----------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                    NUMBER
                                                                  OF SHARES       VALUE
                                                                  ----------   -----------
    OFFICE/INDUSTRIAL                                    7.62%
         Kilroy Realty Corp. ..................................        2,700   $    72,056
         Liberty Property Trust................................      139,400     3,833,500
         Prentiss Properties Trust.............................       17,000       444,125
         Prime Group Realty Trust..............................       73,500     1,157,625
         Reckson Associates Realty Corp. -- Class B............       54,500     1,410,187
                                                                               -----------
                                                                                 6,917,493
                                                                               -----------
    SELF STORAGE                                         0.35%
         Storage USA...........................................       10,400       317,200
                                                                               -----------
    SHOPPING CENTER                                     14.00%
      COMMUNITY CENTER                                   4.55%
         Kimco Realty Corp. ...................................       11,900       502,775
         Pan Pacific Retail Properties.........................       66,000     1,320,000
         Philips International Realty Corp. ...................      133,600     2,304,600
                                                                               -----------
                                                                                 4,127,375
                                                                               -----------
      REGIONAL MALL                                      9.45%
         CBL & Associates Properties...........................       13,000       325,812
         JP Realty.............................................      111,400     2,012,162
         Macerich Co. .........................................      126,500     2,688,125
         Simon Property Group..................................       81,300     1,905,469
         Taubman Centers.......................................      142,500     1,647,656
                                                                               -----------
                                                                                 8,579,224
                                                                               -----------
         TOTAL SHOPPING CENTER.................................                 12,706,599
                                                                               -----------
             TOTAL COMMON STOCK (Identified
                cost -- $73,160,677)...........................                 75,915,500
                                                                               -----------
  PREFERRED STOCK                                       12.39%
         Apartment Investment & Management Co., 8.75%,
           Series D............................................       10,000       211,250
         Apartment Investment & Management Co., 9.375%,
           Series G............................................      125,100     2,697,469
         Camden Property Trust, $2.25, Series A
           (Convertible).......................................       90,100     2,246,869
         CarrAmerica Realty Corp., 8.57%, Series B.............       41,000       881,500
         Colonial Properties Trust, 8.75%, Series A............       69,500     1,489,906
         Crown American Realty Trust, 11.00%, Series A.........       44,300     1,705,550
         Taubman Centers, 8.30%, Series A......................      111,200     2,015,500
                                                                               -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $11,761,883)...........................                 11,248,044
                                                                               -----------
             TOTAL EQUITIES (Identified cost -- $84,922,560)...                 87,163,544
                                                                               -----------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                   PRINCIPAL
                                                                     AMOUNT        VALUE
                                                                   ----------   -----------
  CORPORATE BOND                                           0.91%
        #Macerich Co. 144A, Convertible, 7.25%
           12/15/02 (Identified cost -- $770,175)......            $  945,000   $   829,237
                                                                                -----------
  COMMERCIAL PAPER                                         2.49%
         Union Bank of Switzerland Finance., 6.59%, due
           10/2/00 (Identified cost -- $2,255,174).....             2,256,000     2,256,000
                                                                                -----------
TOTAL INVESTMENTS (Identified cost -- $87,947,909).....   99.43%                 90,248,781
OTHER ASSETS IN EXCESS OF LIABILITIES..................    0.57%                    518,091
                                                         ------                 -----------
NET ASSETS (Equivalent to $12.27 per share based on
  7,399,100 shares of capital stock outstanding).......  100.00%                $90,766,872
                                                         ------                 -----------
                                                         ------                 -----------

-------------------
# Security is restricted subject to Rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/99................                $78,658,094            $10.63
    Net investment income....................  $ 4,842,887                 $ 0.66
    Net realized and unrealized gain on
       investments...........................   12,592,961                   1.70
    Distributions from net investment........   (5,327,070)                 (0.72)
                                               -----------                 ------
Net increase in net asset value..............                 12,108,778              1.64
                                                             -----------            ------
End of period: 9/30/2000.....................                $90,766,872            $12.27
                                                             -----------            ------
                                                             -----------            ------

-------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (PERIODS ENDED SEPTEMBER 30, 2000)

     ONE YEAR                FIVE YEARS                SINCE INCEPTION (9/27/93)
     --------                ----------                -------------------------
      18.54%                   10.15%                            8.63%

-------------------
* Based on net asset value.

KEY INFORMATION

For general information and weekly net asset value call: (800) 543-6217

New York Stock Exchange Symbol RFI



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                                REINVESTMENT PLAN

  We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------



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                                       7

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RFI
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is, of course, no guarantee of future results and your investment may be worth more or less at the time you sell.



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                                       8



                         STATEMENT OF DIFFERENCES

   The dagger symbol shall be expressed as...............................'D'